Supplement dated March 11, 2014

to the Prospectus for each of:

Variable Life Plus dated May 1, 2013

Large Case Variable Life Plus® dated May 1, 1998

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus.

Change to Investment Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund and MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

March 11, 2014	page 1 of 1	Li4050_13_1